Taxes on Income	12 Months Ended
Dec. 31, 2025
Taxes on Income [Abstract]
TAXES ON INCOME

NOTE 15 – TAXES ON INCOME

a.	The Israeli corporate tax rate is 23%.
b.	The Company has not paid income taxes since its incorporation. Tax assessments through the year ended December 31, 2020 are deemed to be final.
c.	The Parent and its subsidiaries are taxed separately.

The Company measures its results for tax purposes in nominal terms in NIS based on financial reporting under Israeli accounting principles; therefore, there are differences between the Company’s taxable income (loss) and income (loss) reflected in these financial statements.

As of December 31, 2025, the Parent had the following domestic net operating loss carryforwards (“NOLs”):

(i)	Approximately $46 million deductible only against sale of assets and/or activities in connection with income generated from its clinical development programs prior to the Company’s merger transaction in March 2019.

(ii)	Approximately $25 million, arising after the Company’s merger transaction in March 2019, deductible from future taxable income.

Under Israeli tax law, gains from the disposition of digital assets, including RAIN tokens, are generally taxed as capital gains upon realization. NOL’s generated from the Company’s activities are not available to offset any such capital gains. Accordingly, such losses cannot be utilized against potential taxable gains arising from the future disposition of the Company’s digital assets.

As of December 31, 2025, Enlivex Therapeutics R&D Ltd. and Enlivex Therapeutics RDO Ltd. had domestic NOL’s amounting to approximately $82 million and $3 million, respectively, deductible from future taxable operating income.

Israeli Domestic NOL’s have no expiration date.

d.	The components of the provision for income taxes are as follows:

	Year ended December 31,
(in thousands)	2025	2024	2023
Current tax – corporate national taxes	$-	$-	$-
Deferred tax	382,646	-	-
Taxes on income	$382,646	$-	$-

e.	A reconciliation between the Company’s effective tax rate and the statutory rate are as follows:

	Year ended December 31,
	2025		2024		2023
	Amount	rate	Amount	rate	Amount	rate
Statutory tax	$372,180	23.00%	$(3,453)	23.00%	$(6,686)	23%
Permanent differences	90	0.01%	(160)	1.06%	(291)	1.00%
Exchange rate differences	8,996	0.55%	54	(0.36)%	880	(3.03)%
Change in valuation allowance	1,380	0.09%	3,559	(23.70)%	6,097	(20.97)%
Effective tax	$382,646	23.65%	$-	-%	$-	-%

f.	Deferred income taxes:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial purposes and the amounts used for income tax purposes.

As of December 31, 2025, the Company had provided a full valuation allowance in respect of deferred tax assets. Management currently believes that because the Company has a history of losses, it is more likely than not that the deferred tax regarding the loss carry-forward and other temporary differences related to the Company’s research activity will not be realized for the foreseeable future.

The Company recognized a deferred tax liability related to taxable temporary differences arising from the excess of fair value over tax basis of its digital assets investments in the amount of $382,646.

Components of the Company’s deferred tax liabilities and assets are as follows:

	Year ended December 31,
(in thousands)	2025	2024
Tax assets in respect of:
Accrued employees’ and directors’ compensation	$627	$324
Stock based compensation	2,699	2,289
Research and development expenses	2,241	2,847
Intangible assets	134	137
Loss on disposal group of assets held for sale	-	177
Unrealized gains on digital assets	(382,646)	-
Net loss carryforward	32,972	31,520
Total deferred tax assets	(343,973)	37,294
Less - valuation allowance	(38,673)	(37,294)
Deferred tax liability	$(382,646)	$-